UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2003


                                Future Carz, Inc.
               (Exact name of Registrant as specified in charter)


         Nevada                         000-29435                 88-0431029
(State of Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


       717 Union Street, Suite K
         San Diego, California                                      92101
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (702) 326-9396


                              2961 Industrial Road
                             Las Vegas, Nevada 89109
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     On May 31, 2003, the Board of Directors accepted the resignation of Jack Watters as a member of the Board of Directors of the Company. The Company does not immediately intend to fill the vacancy on the Board of Directors left by Chan Kai Hon.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Future Carz, Inc.
                                  (Registrant)


                                By: /s/ Ethel Merriman
                                   --------------------------
                                   Ethel Merriman
                                   President

Dated: June 9, 2003